SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                     Date of Report:      August 1, 2001
                                       --------------------
                        (Date of earliest event reported)




                  APPLIANCE RECYCLING CENTERS OF AMERICA, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



             MINNESOTA                  000-19621            41-1454591
  -------------------------------     -------------     ---------------------
  (State or other jurisdiction of      Commission         (I.R.S. Employer
  incorporation or organization)        File No.         Identification No.)


       7400 EXCELSIOR BOULEVARD
           MINNEAPOLIS, MN                                    55426-4517
  ------------------------------------                  ---------------------
(Address of principal executive offices)



                                 (952) 930-9000
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

Item 5.           Other Events.
------            ------------

         On July 25, 2001, Appliance Recycling Centers of America, Inc. issued a press release announcing its second quarter 2001 results. The Company reported revenues of $10,095,000 and net income of $393,000 or $.13 per diluted share for its second quarter of 2001. A copy of the press release is attached as an exhibit to this filing on Form 8-K.

Item 7 (c).       Exhibits.
----------        --------

99 Press Release dated July 25, 2001 announcing the Company's second quarter 2001 results.


Date:  August 1, 2001                                   /s/Linda Koenig
                                                        ------------------------
                                                        Linda Koenig, Controller